Exhibit 99.1

Garnero Group (NASDAQ: GGAC) to Merge with Grupo Colombo

NEW YORK, August 27, 2015 -- Garnero Group Acquisition Company (NASDAQ: GGAC), a public investment vehicle formed for the purpose of effecting a merger, acquisition or similar business combination, and Grupo Colombo (“Grupo Colombo” or “GC”), a leading apparel retailer in Brazil, announced today that they have entered into a definitive investment agreement to merge the companies in a transaction valued at approximately $330 million. The combined company will remain listed on the NASDAQ Stock Market and be renamed “Garnero Colombo Inc.”

Headquartered in São Paulo, Grupo Colombo is one of Brazil’s leading retailers focusing on menswear, with over 400 stores throughout the country. Founded in 1917, Grupo Colombo is the largest retailer of men’s shirts and suits in Brazil with net revenues of R$550 million ($234 million1) and EBITDA2 of R$133 million ($57 million) in 2014. GC has recently diversified from formalwear into smart casual clothes and has strengthened its online presence to become one of the three most valuable brands within the Brazilian apparel retail sector.

Transaction Summary

Pursuant to the terms of the proposed business merger, GGAC will become the owner of 100% of the equity of GC by issuing 6,000,000 GGAC shares to GC’s existing shareholders. After the closing of the transaction, the current shareholders and management of GC will own approximately 25%3 of the combined company.

In connection with the transaction, the companies have engaged a syndicate of global investment banks to raise up to $100 million in a private placement of new GGAC shares to close simultaneously with the business combination. Additionally in support for the transaction, the shareholders of GC have committed to purchase $30 million of GGAC shares in the public market or through the private placement.

Mario Garnero will remain Executive Chairman of Garnero Colombo Inc. and Alvaro Jabur Jr., GC’s Chief Executive Officer, will be appointed as Member of the Board of the merged company. Mr. Jabur will keep his role as Chief Executive Officer to manage the operation in Brazil with the current senior management of Grupo Colombo.

The boards of directors of both GGAC and Grupo Colombo have unanimously approved the terms of the transaction, which is expected to be completed by year’s end. The transaction is subject to GGAC shareholder approval, applicable regulatory approvals and other customary closing conditions.

“I created GGAC to pursue business opportunities that would provide long term growth and shareholder value,” said Mario Garnero, Executive Chairman of GGAC. “The Colombo brand is highly regarded and we believe the cash infusion, without further changes to operations, will result in immediate and significant improvement in bottom line results.”

“We are excited to partner with the GGAC team and to be a public company with access to public markets,” said Alvaro Jabur Jr., CEO of Grupo Colombo. “A stronger balance sheet will improve our pricing, our operating results and provide the capital we need to grow through additional store openings and acquisitions.”

UBS Investment Bank is acting as M&A advisor to Grupo Colombo and EarlyBirdCapital, Inc. is acting as M&A advisor to GGAC. McDermott Will & Emery and Souza, Cescon, Barrieu & Flesch are acting as legal advisors to Grupo Colombo and Graubard Miller and Maples & Calder are acting as legal advisors to GGAC.

The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive agreement relating to the transaction, a copy of which will be filed by GGAC with the SEC as an exhibit to a Current Report on Form 8-K. Interested parties should visit the SEC website at www.sec.gov.

The GGAC shares offered in the private placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy GGAC shares, nor shall it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful.

About Grupo Colombo

Founded in 1917, Grupo Colombo is one of Brazil’s leading retailers with a focus on menswear, with over 400 stores throughout the country. GC has strong brand awareness for its clothing and is known for its high quality products at competitive prices. Basic pieces that don’t go out of fashion which consumers wear day-to-day for business or leisure are found throughout the year in its stores. Beyond the basics, GC also has a premium line that brings fresh ideas every season. For more information, please visit www.grupocolombo.com.br/investors.

About Garnero Group Acquisition Company

GGAC was incorporated in the Cayman Islands on February 11, 2014 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities.

GGAC, its directors and executive officers and EarlyBirdCapital, Inc. may be deemed to be participants in the solicitation of proxies for the extraordinary general meeting of GGAC shareholders to be held to approve the proposed transaction. Shareholders are advised to read, when available, GGAC’s preliminary proxy statement and definitive proxy statement in connection with the solicitation of proxies for the extraordinary general meeting because these statements will contain important information. The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the transaction. Shareholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: EarlyBirdCapital, Inc., 366 Madison Avenue, 8th Floor, New York, NY 10017. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission's internet site (www.sec.gov).

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Forward Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Grupo Colombo’s and GGAC’s managements’ current expectations or beliefs and are subject to risk, uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Grupo Colombo’s business. These risks, uncertainties and contingencies include: business conditions; changing interpretations of GAAP; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of products and services; general economic conditions; geopolitical events and regulatory changes; the possibility that the transactions do not close, including due to the failure to receive required shareholder approvals or the failure of other closing conditions, such as receipt of necessary governmental or regulatory approvals; and other factors set forth in GGAC’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither GGAC nor Grupo Colombo is under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Contact:

Garnero Group Acquisition Company (NASDAQ: GGAC): Javier Martin Riva, CFO/CIO, Phone: +1 (786) 472-2721, Email: jmriva@garnerogroup.com

1 The average exchange rate for 2014 is $0.4257:R$1.00.

2 EBITDA (earnings before interest, taxes depreciation and amortization) is a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. Accordingly, such information may be materially different when presented in GGAC’s filings with the Securities and Exchange Commission. GGAC and GC believe that the presentation of this non-GAAP financial measure provides information that is useful to investors as it indicates more clearly the ability of GC to meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. EBITDA was derived by taking earnings before interest, taxes, depreciation and amortization as adjusted for certain one-time non-recurring items and exclusions.

3 Combined company = 36.1 million shares, being GGAC + private placement (public shares) = 22.8 million; GC shares = 9.0 million; and Sponsor shares = 4.3 million (with US$100 million private placement, GC shareholders participating in the private placement and assuming no redemptions).

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